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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         January 2, 1996
                                                 ------------------------------

                            Berkshire Hathaway Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-10125                 04 2254452
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)


     1440 Kiewit Plaza, Omaha, NE                                 68131
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (402) 346-1400
                                                           -------------------


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         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 2, 1996, GEICO Corporation ("GEICO") became an indirect wholly-owned subsidiary of Berkshire Hathaway Inc. (the "Registrant") as a result of the merger of an indirect wholly-owned subsidiary ("Merger Sub") of Registrant with and into GEICO which shall continue as the surviving corporation. (The date of January 2, 1996 is hereafter referred to as the "Merger Date".) The merger was consummated pursuant to a previously reported Agreement and Plan of Merger (the "Agreement") dated August 25, 1995. Pursuant to the Agreement, each issued and outstanding common share of GEICO on the Merger Date, except shares held by Registrant's subsidiaries and GEICO, was converted into the right to receive $70.00 per share, or an aggregate amount of $2.33 billion (the "Merger Consideration"). The amount of the Merger Consideration was determined based upon 33,284,733 outstanding common shares held by the public on the Merger Date.

         The Merger Consideration was provided from Registrant's own funds through Merger Sub. No borrowed funds were involved. As of the Merger Date, subsidiaries of Registrant owned 34,250,000 common shares of GEICO which were acquired in 1980 and earlier years for an aggregate cost of $45.7 million. Up to the Merger Date, neither Registrant nor its subsidiaries had acquired any shares of GEICO's common stock since 1980. However, Registrant's ownership percentage, due to intervening stock repurchases by GEICO, gradually increased from 33.2% in 1980 to 50.72% immediately prior to the Merger Date.

         GEICO was organized as a Delaware corporation in 1978. In 1979, GEICO became the parent of Government Employees Insurance Company ("GEICO Sub"), its principal subsidiary, and is also the parent corporation of the other GEICO Sub Companies, all of which are in the business of providing insurance and financial services and which, except as otherwise noted below, Registrant intends to continue.

         GEICO Sub was founded in 1936 and has been continuously engaged in the insurance business. GEICO Sub is a multiple line property and casualty insurer, the principal business of which is writing private passenger automobile insurance primarily for preferred-risk government employees and military personnel. To a lesser extent it also writes homeowners insurance and fire insurance (businesses that GEICO Sub plans to have exited in three years), personal umbrella liability and boat owners insurance for all qualified applicants. GEICO General Insurance Company is a subsidiary of GEICO Sub which, in 1987, began writing private passenger automobile insurance for preferred-risk drivers not associated with the government or the military. GEICO Indemnity Company ("GI"), a subsidiary of GEICO, writes standard-risk private passenger automobile and motorcycle insurance. GEICO Casualty Company (the name of which was changed from Criterion Casualty Company effective January 6, 1994), a subsidiary of GI, writes nonstandard-risk private passenger automobile insurance. The insurance companies market their policies primarily through direct response methods.

         Criterion Life Insurance Company ("Criterion Life") was formed by GEICO Sub in 1991 to offer structured settlement single premium annuities to claimants of its property/casualty company affiliates. On December 31, 1991, Criterion Life assumed all the structured settlement annuity business in force from Garden State Life Insurance Company which was also wholly-owned by GEICO Sub until it was sold in June 1992.

         Other active subsidiaries of GEICO and GEICO Sub involved in the sale of insurance and insurance related products include: International Insurance Underwriters, Inc., which provides various insurance services to military personnel as they are transferred overseas or back to the United States; The Top Five Club, Inc., which offers travel-related benefits to military personnel in the top five military enlisted pay grades; GEICO Financial Services, GMbH, which sells automobile policies to American military personnel through offices in Germany and through agents in England, Germany, Italy, Portugal and Turkey; Insurance Counselors, Inc., Insurance Counselors of Texas, Inc. and Insurance Counselors of Kentucky, Inc., formed primarily to facilitate the marketing of insurance products; and Safe Driver Motor Club, Inc., which offers motor club services to customers of subsidiaries of GEICO and sponsors of motor clubs.

         GEICO formerly offered additional financial services through its subsidiary, Government Employees Financial Corporation ("GEFCO"), which, directly or through one or more of its own subsidiaries, is in the business of consumer and business lending and loan servicing. GEICO is in the process of winding down the business of GEFCO.





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         Other subsidiaries of GEICO include Plaza Resources Company, which is engaged in various investment ventures, Maryland Ventures, Inc., a real estate/property company, and several other companies which serve various corporate purposes.

         Resolute Reinsurance Company ("Resolute"), a subsidiary of Resolute Group, Inc., in turn a subsidiary of GEICO, wrote property and casualty reinsurance in the domestic and international markets until late 1987 when it suspended writing new and renewal reinsurance. Resolute is in the process of running off its claims obligations. Effective December 31, 1993, GEICO sold Merastar Insurance Company and Southern Heritage Insurance Company, two small property casualty insurance companies which had been purchased in 1991.





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         The financial statements of GEICO Corporation required to be filed herewith are incorporated by reference. See exhibits 99.1 and 99.2 below.

(b)      Pro Forma Financial Information

         The required pro forma financial information is included below as exhibit 99.3.

(c)      Exhibits

         2 Agreement and Plan of Merger dated as of August 25, 1995, between the Registrant and GEICO Corporation.

                          Incorporated by reference to Exhibit 1 to Registrant's Form 8-K dated August 25, 1995.

         23      Consent of Coopers & Lybrand L.L.P.

         99.1 Consolidated Balance Sheets of GEICO Corporation as of December 31, 1994 and 1993, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1994, together with the Notes to Consolidated Financial Statements and the related report of Independent Accountants.

                          Incorporated by reference to pages 27 through 43 of GEICO Corporation's 1994 Annual Report to Shareholders which is incorporated by reference to
                          Item 8 of GEICO Corporation's Form 10-K (Commission File Number 1-8012) dated March 31, 1995.

         99.2 Consolidated Balance Sheets of GEICO Corporation as of September 30, 1995 (unaudited) and December 31, 1994, and the related Consolidated Statements of Income for the three month and nine month periods ended September 30, 1995 and 1994 (unaudited) and the Consolidated Statements of Cash Flows for the nine months ended September 30, 1995 and 1994 (unaudited) and Notes to Consolidated Financial Statements.

                          Incorporated by reference to pages 2 through 5 of GEICO Corporation Form 10-Q (Commission File Number 1-8012) dated November 14, 1995.

         99.3 Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1995 and Unaudited Pro Forma Combined Condensed Statements of Earnings for the nine months ended September 30, 1995 and for the year ended December 31, 1994.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BERKSHIRE HATHAWAY INC.



         Date:   January 16, 1996        \s\  Marc D. Hamburg
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                                              Marc D. Hamburg
                                              Vice President & Chief Financial
                                              Officer





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